Cyber App Solutions Corp.

(A Nevada Corporation)

ACCREDITED INVESTORS ONLY

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT

Cyber App Solutions Corp.

Cyber App Solutions Corp.

2000 Bering Dr. Ste. 875

Houston, Texas 77057

The undersigned, ____________, whose address is ________________________________ (the “Subscriber”), understands that Cyber App Solutions Corp., a Nevada Corporation (the “Company”) is offering for sale to the undersigned ________ shares of common stock, par value $0.001 (“Common Stock”) at a purchase price of $_______ per share, for a total aggregate purchase price of $________ . The Subscriber acknowledges and understands that the offering of the Common Stock (the “Offering”) is being made without registration under the Securities Act of 1933, as amended (the “Act”), or any securities “blue sky” or other similar laws of any state.

The Company intends to use the net proceeds from the funds received to finance the acquisition, exploration, drilling or improvements of the Company or its subsidiaries’ helium and CO2 properties or for other customary general corporate purposes.

NOTICE TO RESIDENTS OF ALL STATES

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE COMMON STOCK HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE COMMON STOCK ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby subscribes for and agrees to purchase __________ shares of Common Stock for the aggregate purchase price of $__________, upon acceptance of this Subscription Agreement.

2. Payment for the Common Stock. The undersigned encloses herewith $__________ required to purchase the Common Stock. If this subscription is not accepted by the Company for any reason, all documents will be returned to the Subscriber.

Subscription Agreement – Page 2

3. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company, as well as each officer and director of the Company as follows:

(a) General

(i) The Subscriber has all requisite authority to enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

(ii) The Subscriber is the sole party in interest and is not acquiring the Common Stock as an agent or otherwise for any other person. The Subscriber is a resident of (or domiciled in) the state or territory set forth opposite its name on the signature page hereto and (A) if a corporation, partnership, trust or other form of business organization, it has its principal office within such state or territory; (B) if an individual, he or she has his or her principal residence in such state or territory; and (C) if a corporation, partnership, trust or other form of business organization which was organized for the specific purpose of acquiring the Common Stock, all of the beneficial owners are residents of such state or territory.

(iii) The Subscriber recognizes that the total amount of funds tendered to purchase the Common Stock is placed at the risk of the business and may be completely lost. The purchase of the Common Stock as an investment involves extreme risk.

(iv) The Subscriber realizes that the Common Stock cannot readily be sold as the Common Stock are restricted securities, that it may not be possible to sell or dispose of the Common Stock, and therefore the Common Stock must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and personal contingencies.

(v) The Subscriber confirms and represents that it is able (A) to bear the economic risk of its investment, (B) to hold the securities for an indefinite period of time, and (C) to afford a complete loss of its investment. The Subscriber also represents that it has (x) adequate means of providing for its current needs and personal contingencies, and (y) has no need for liquidity in this particular investment.

(vi) The Subscriber has not become aware of the offering of the Common Stock by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(b) Information Concerning the Company.

(i)
The Subscriber acknowledges that it has access to and has reviewed all current information about the Company filed with the Securities and

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Exchange Commission (the “SEC”) (which filings can be accessed by going to www.sec.gov/edgar/searchedgar/companysearch.html, typing “Cyber App Solutions Corp” in the “Company Name” field, and clicking the “Search” button), including without limitation, (A) the Annual Reports on Form 10-K for the fiscal years ended February 28, 2023 and 2022 filed with the SEC on June 2, 2023 and May 27, 2022, respectively; (B) the General form for the registration of securities under the Securities Act of 1933 on Form S-1 filed with the SEC on March 25, 2021 with amendments filed on May 10, 2021 and June 23, 2021.

(ii)
The Subscriber or its representative is familiar with the business and financial condition, properties, operations and prospects of the Company, and, at a reasonable time prior to the execution of this Subscription Agreement, that its representative has been afforded the opportunity to ask questions of and receive satisfactory answers from the Company's officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the offering of the Common Stock and has asked such questions as its representative desires to ask and all such questions have been answered to the full satisfaction of the Subscriber.

(iii) The Subscriber has been furnished or had access to, has carefully read, and has relied solely (except for information obtained pursuant to (iv) below), on the information contained in the Filed Documents, and Subscriber has not received any other offering literature or prospectus, and no verbal or written representations or warranties have been made to Subscriber by the Company, or its employees or agents, other than the representations of the Company set forth herein and in the Filed Documents.

(iv) The Subscriber has had an unrestricted opportunity to: (A) obtain additional information concerning the offering of the Common Stock, the Company and any other matters relating directly or indirectly to Subscriber’s purchase of the Common Stock; and (B) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the Filed Documents, none of which was inconsistent with the Filed Documents.

(v) The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed, taking into account all information received by the Subscriber.

(vi) The Subscriber understands that the purchase of the Common Stock involves various risks, including, but not limited to, those outlined in this Subscription Agreement and in the Filed Documents.

(vii) The Subscriber acknowledges that no representations or warranties have been made to the Subscriber by the Company as to the tax consequences of

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this investment, or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

(viii) All documents, records and books pertaining to a proposed investment in the Common Stock which the Subscriber or its representative has requested have been made available to the Subscriber.

(ix) The Subscriber or its representative has been provided access to all information requested in evaluating its purchase of the Common Stock.

(c) Status of the Subscriber

(i) The Subscriber represents that the Subscriber is an Accredited Investor as that term is defined pursuant to Section 501 of Regulation D under the Act.

(ii) The Subscriber agrees to furnish any additional information requested to assure compliance with applicable Federal and state securities laws in connection with the purchase and sale of the Common Stock.

(d) Restrictions on Transfer or Sale of the Common Stock

(i) The Subscriber is acquiring the Common Stock subscribed solely for the Subscriber's own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Common Stock. The Subscriber understands that the offer and the sale of the Common Stock has not been registered under the Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

(ii)
The Subscriber understands that the Common Stock are “restricted securities” under applicable federal securities laws and that the Act and the rules of the SEC provide in substance that the Subscriber may dispose of such securities only pursuant to an effective registration statement under the Act or an exemption therefrom. The Subscriber further understands that the Common Stock will bear a legend which clearly sets forth this restriction. The Subscriber understands that the Subscriber may not at any time demand the purchase by the Company of the Subscriber's Common Stock.

(iii)
The Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Common Stock, or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of such securities under the Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Act and all applicable state securities laws; (B) that the Company and any transfer agent for the Company shall not be required to

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give effect to any purported transfer of such securities except upon compliance with the foregoing restrictions; and (C) that a restrictive legend will be placed on the certificates representing the Common Stock (or similar thereto):

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.”

(iv) The Subscriber has not offered or sold any portion of the subscribed for Common Stock and has no present intention of dividing such Common Stock with others or of reselling or otherwise disposing of any portion of such Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants with the Subscriber as follows:

(a) The Company is validly existing and in good standing under the laws of the state of Nevada and has the requisite power to own, lease and operate its properties and to carry on its business as now being conducted.

(b) The Company has the requisite power to execute, deliver and perform this Subscription Agreement, and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Subscription Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms except (i) that such enforcement may be subject to bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

5. Survival and Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Paragraph 5 shall survive (i) the acceptance of the Subscription Agreement by the Company and (ii) the death or disability of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Paragraph 3 hereof and that the Company has relied upon such representations, warranties and covenants in determining the

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Subscriber's qualification and suitability to purchase the Common Stock. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgment or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the federal securities or state securities laws.

6. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

(a) if to the Company, to it at the following address:

Cyber App Solutions Corp.

2000 Bering Dr. Ste. 875

Houston, TX 77057

Attention: Steven Looper, CEO

(b) if to the Subscriber, at the address set forth on the first page hereof or directly to the Subscriber at the address set forth on the signature page hereto or directly to the Subscriber at such other address as either party shall have specified by notice in writing to the other.

A notice or communication will be effective (i) if delivered in person, on the day of delivery, (ii) if sent by overnight courier, next day delivery, on the day following the day that it is sent, or (ii) if sent by registered or certified mail, three days following the date sent to the party to whom such notice is required to be given.

7. Assignability. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived, or terminated except by an instrument in writing signed by each of the parties hereto.

8. Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties, and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

9. Entire Agreement. This Subscription Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

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10. Governing Law. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of Texas. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Harris County, Texas.

11. Severability. If any provision of this Subscription Agreement or the application thereof to any Subscriber or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

12. Headings. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

13. Counterparts and Facsimiles. This Subscription Agreement may be executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile or “pdf” signature of any of the parties set forth below and the facsimile or “pdf” signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

14. Acceptance of Subscription. The Subscriber understands and acknowledges that (a) the Company has the unconditional right, exercisable in its sole and absolute discretion, to accept or reject this Subscription Agreement, in whole or in part, (b) subscriptions need not be accepted in the order received, (c) all subscriptions are subject to prior sale, withdrawal, modification or cancellation of the Offering by the Company, (d) no subscription shall be valid unless and until accepted by the Company, (e) this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by an executive officer of the Company on behalf of the Company, and (f) notwithstanding anything in this Subscription Agreement to the contrary, the Company will have no obligation to issue the Common Stock to any person to whom the issuance of the Common Stock would constitute a violation of the Act or any state securities laws.

[Remainder of Page Intentionally Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement this ____ day of ________, 2023.

If Investor is a Natural Person:

Print Name: ___________________________

Signature:__________________________________

Print Name (if joint investment):___________________

Signature:__________________________________

Telephone No. ______________________________

E-mail Address: ________________________

___________________________________________

Street Address

___________________________________________

City, State, Zip

If Investor is an Entity:

Print Name of Entity: ___________________________

Signature:_____________________________________

Print Name of Signatory:_________________________

Title: ________________________________________

Telephone No. ________________________________

E-mail Address: _______________________________

_____________________________________________

Street Address

_____________________________________________

City, State, Zip

ACCEPTED by the Company this the __________ day of ________ , 2023.

Cyber App Solutions Corp.

By:__________________________________

Steven Looper, CEO

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PURCHASER QUESTIONNAIRE

[ALL INFORMATION WILL BE TREATED CONFIDENTIALLY]

Cyber App Solutions Corp.

2000 Bering Dr. Ste. 875

Houston, TX 77057

The information contained herein is being furnished by the undersigned to Cyber App Solutions Corp. (the “Company”) in order for the Company to determine whether the undersigned's Subscription Agreement to purchase shares of common stock, par value $0.001, of the Company (the “Common Stock”) may be accepted by the Company pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). I, the undersigned, understand that (a) the Company will rely upon the information contained herein for purposes of determining the availability of the exemptions and (b) neither the Common Stock will be registered under the Act, in reliance upon the exemptions.

All information furnished is for the sole use of the Company and will be held in confidence by the Company, except that this Questionnaire may be furnished to such parties as the Company deems desirable to establish compliance with federal or state securities laws.

In accordance with the foregoing, the undersigned herby represents and warrants that, except as indicated below, the purchase of the Common Stock will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

(State "No Exceptions" or set forth exceptions and give details. Attach additional pages if necessary.)

____________________________________________________________________

____________________________________________________________________

PART ONE: TO BE COMPLETED ONLY BY PROSPECTIVE PURCHASERS WHO ARE NATURAL PERSONS:

1. Name:________________________________ Age:_________

2. Residence address, telephone number, fax and e-mail address:

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

Social Security # : ___________________________________________________

Purchaser Questionnaire

3. Employer or business association (including address and phone number of such employer or business association), position held and length of service:

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

4. Check one of the following representations (a) or (b).

_____ (a) My individual net worth, or joint net worth with my spouse, exceeds $1,000,000. (For purposes of calculating net worth under this paragraph: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence as of the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding as of the date hereof exceeds the amount outstanding 60 days ago, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence as of the date hereof shall be included as a liability.)

_____ (b) My individual income (without my spouse) was in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect an income reaching the same income level in the current year. For purposes of this Purchaser Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

5. Please describe your educational background.

_____________________________________________________________________________________

_____________________________________________________________________________________

6. Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations, if any:

_____________________________________________________________________________________

_____________________________________________________________________________________

PART TWO: TO BE COMPLETED BY ALL PROSPECTIVE PURCHASERS WHO ARE NOT NATURAL PERSONS.

7. Name of entity:

_____________________________________________________________________________________

Purchaser Questionnaire

8. Address of principal office:

_____________________________________________________________________________________

_____________________________________________________________________________________

Telephone Number:_____________________________________________________________________

EIN #:__ _____________________________________________________________________________

9. Type of Organization (partnership, corporation, etc.):

_____________________________________________________________________________________

10. Date and place of organization:

_____________________________________________________________________________________

11. The undersigned, if applicable, is:

(a) (___) a bank as defined in Section 3(a)(2) of the Securities Act of 1933 ("Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act; (___) a broker or dealer registered pursuant to Section 15 of the Securities & Exchange Act of 1934; (___) an insurance company as defined in Section 2(13) of the Act; (___) an investment company registered under the Investment Company Act of 1940; or (___) a business development company as defined in Section 2(a)(48) of that act; (___) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (___) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by the undersigned as a plan fiduciary, as defined in Section 3(21) of such Act, and the undersigned in (___) a bank, (___) an insurance company, (___) a savings and loan association, or (___) a registered investment advisor; (___) an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b) (___) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(c) (___) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

(d) (___) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in the rules and regulations of the Act;

(e) (___) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

Purchaser Questionnaire

(f) (___) a director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

(g) (___) an entity in which all of the equity owners are Accredited Investors as defined in Rule 501(a) of Regulation D. Each equity owner must submit an individual Purchaser Questionnaire.

(1) List all equity owners of the entity:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

(2) Type of entity: _____________________________________________________

(3) Attach a copy of the entity's: Articles of Incorporation and Directors' Resolution authorizing the investment; or Company or Trust Agreement; if any.

REPRESENTATIONS AND WARRANTIES OF EACH PROSPECTIVE PURCHASER:

The undersigned understands that the Company will be relying on the accuracy and completeness of the responses to the foregoing questions and represents and warrants to the Company as follows:

(i) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the undersigned has met the investor suitability requirements set forth herein, and whether the Offering in which the undersigned proposes to participate is exempt from registration under the Act, and the rules promulgated thereunder; and

(ii) The undersigned will notify the Company immediately of any material change in any statement made herein occurring prior to acceptance of the Subscription Agreement for the purchase by the undersigned of the Common Stock.

IN WITNESS WHEREOF, I have executed this Purchaser Questionnaire this the _________ day of ____ ____, 2023.

(If subscriber is an individual)

Signature:_____________________________________

Printed Name:___ ________ ______________

(If subscriber is an entity)

Signature:_____________________________________

Printed Name of Entity:__________________________

Printed Name of Signatory:________________________

Purchaser Questionnaire

Title of Signatory:______________________________

Purchaser Questionnaire